                                    GMO TRUST

                       AMENDED AND RESTATED SUPPLEMENT TO
       GMO TRUST PROSPECTUS DATED JUNE 30, 2001 AS AMENDED MARCH 15, 2002


GMO INTERNATIONAL SMALL COMPANIES FUND

Effective June 13, 2002, notwithstanding references to the contrary in the GMO Trust Prospectus (see, e.g., "Fees and Expenses" and "Notes to Fees and Expenses"), the level of purchase premium charged by the GMO International Small Companies Fund is 0.60%.

GMO EVOLVING COUNTRIES FUND

Effective April 1, 2002, the GMO Evolving Countries Fund will change its name to the "GMO Emerging Countries Fund." In addition, notwithstanding references to the contrary in the GMO Trust Prospectus (see, e.g., "Fees and Expenses" and "Notes to Fees and Expenses"), effective April 1, 2002, (i) the GMO Evolving Countries Fund will not charge a purchase premium or redemption fee in connection with the purchase or sale of Fund shares and (ii) the Manager has contractually agreed to reimburse the GMO Evolving Countries Fund with respect to certain Fund expenses through at least June 30, 2002. As a result, in the "Notes to Fees and Expenses" of the Prospectus, the following text is added at the end of existing footnote 2: "In addition, with respect to the GMO Emerging Countries Fund only, the Manager shall reimburse such Fund to the extent that the sum of (i) such Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), and (ii) the amount of Shareholder Service Fees, interest expense and custodial fees, exceeds 1.25% of the Fund's average daily net assets."

GMO EMERGING MARKETS FUND

Effective March 27, 2002, notwithstanding references to the contrary in the GMO Trust Prospectus (see, e.g., "Fees and Expenses" and "Notes to Fees and Expenses"), the level of purchase premium and redemption fee charged by the GMO Emerging Markets Fund are each 0.80%; provided, however, that (i) with respect to shares purchased through third party intermediaries, the level of purchase premium and redemption fee charged by the GMO Emerging Markets Fund will remain 1.20% and 0.40%, respectively; and (ii) with respect to all other shareholders, the redemption fee of 0.80% shall apply only to shares acquired on or after the date hereof, and shares acquired prior to the date hereof will continue to be subject to the currently applicable redemption fee.

GMO ASIA FUND

Effective March 27, 2002, notwithstanding references to the contrary in the GMO Trust Prospectus (see, e.g., "Fees and Expenses" and "Notes to Fees and Expenses"), the level of purchase premium and redemption fee charged by the GMO Asia Fund are each 0.80%; provided, however, that the redemption fee of 0.80% shall apply only to shares acquired on or after the date hereof, and that shares acquired prior to the date hereof will continue to be subject to the currently applicable redemption fee.


                         Supplement date: June 13, 2002